EXHIBIT 10.4

                             GIDDINGS & LEWIS, INC.

                        RESTRICTED STOCK AWARD AGREEMENT


             THIS AGREEMENT is made and entered into as of the date set forth on the signature page hereof by and between GIDDINGS & LEWIS, INC., a Wisconsin corporation with its principal offices at Fond du Lac, Wisconsin (the "Company"), and the employee of the Company whose signature is set forth on the signature page hereof (the "Key Employee").

                              W I T N E S S E T H :

             WHEREAS, the Company has adopted the 1989 Restricted Stock Plan (the "Plan") to permit shares of the Company's common stock, $.10 par value per share (the "Stock"), to be awarded to certain key employees of the Company and any subsidiary (collectively, "Participating Company"); and

             WHEREAS, the Key Employee is a key employee of a Participating Company, and the Company desires him to remain in such employ and to further an opportunity for his stock ownership in the Company in order to increase his proprietary interest in the success of the Company;

             NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

             1. Award of Restricted Stock. (a) Subject to the terms and conditions set forth herein, the Company hereby awards the Key Employee the number of shares of Stock set forth on the signature page hereof (the "Restricted Stock") at the purchase price per share set forth on the signature page hereof. The aggregate purchase price for the Restricted Stock shall be paid to the Company at the time this Agreement is executed by the Key Employee in cash, Stock registered in the name of the Key Employee, or by a combination thereof, all as provided on the signature page hereof.

             (b) If the purchase price may be paid wholly or partly in Stock, any Stock tendered in payment thereof shall be free of all adverse claims and duly endorsed in blank by the Key Employee or accompanied by stock powers duly endorsed in blank. Stock tendered shall be valued at Fair Market Value on the Grant Date set forth on the signature page hereof. As used herein, "Fair Market Value" means the per share closing price on the date in question in the principal market in which the Stock is then traded or, if no sales of Stock have taken place on such date, the closing price on the most recent date on which selling prices were quoted; provided, however, that the Committee (as defined herein) in its discretion, may elect to determine Fair Market Value with respect to such Stock, based on the average of the closing prices, as of the date of determination and a period of up to nine trading days immediately preceding such date. If such proviso is to be applicable, the signature page hereof sets forth the number of trading days in such period.

             2. Restrictions. Except as otherwise provided herein, the Restricted Stock may not be sold, transferred or otherwise alienated or hypothecated until the date set forth on the signature page hereof (the "Release Date").

             3. Escrow. Certificates for shares of Restricted Stock shall be issued as soon as practicable in the name of the Key Employee but shall be held in escrow by the Company, as escrow agent. Upon issuance of such certificates, (i) the Company shall give the Key Employee a receipt for the Restricted Stock held in escrow which will state that the Company holds such Stock in escrow for the account of the Key Employee, subject to the terms of this Agreement, and (ii) the Key Employee shall give the Company a stock power for such Stock duly endorsed in blank which will be held in escrow for use in the event such Stock is forfeited in whole or in part. Unless theretofore forfeited as provided herein, Restricted Stock shall cease to be held in escrow and certificates for such Stock shall be delivered to the Key Employee, or in the case of his death, to his Beneficiary (as hereinafter defined) on the Release Date or upon any other termination of the restrictions imposed by Paragraph 2 hereof.

             4. Transfer After Release Date; Securities Law Restrictions. Except as otherwise provided herein, Restricted Stock shall become free of the restrictions of Paragraph 2 and be freely transferable by the Key Employee on the Release Date. Notwithstanding the foregoing or anything to the contrary herein, the Key Employee agrees and acknowledges with respect to any Restricted Stock that has not been registered under the Securities Act of 1933, as amended (the "Act") (i) he will not sell or otherwise dispose of such Stock except pursuant to an effective registration statement under the Act and any applicable state securities laws, or in a transaction which, in the opinion of counsel for the Company, is exempt from such registration, and (ii) a legend will be placed on the certificates for the Restricted Stock to such effect.

             5. Termination of Employment Due to Death, Retirement or Total Disability. (a) If the Key Employee's employment with all Participating Companies is terminated because of death, Retirement or Total Disability (as such terms are defined below) prior to the Release Date, the restrictions of Paragraph 2 applicable to that portion of the Restricted Stock determined below shall terminate on the date of death or the effective date of the Retirement or Total Disability (such date herein referred to as the "Effective Date") and such Restricted Stock shall be free of such restrictions and, except as otherwise provided in Paragraph 4 hereof, freely transferable. The remaining Restricted Stock shall be forfeited to the Company on the Effective Date unless, in the case of death or Total Disability, the Committee determines, on such terms and conditions, if any, as the Committee may impose, that all or a portion of such remaining Restricted Stock shall be released to the Key Employee or his Beneficiary and the restrictions of Paragraph 2 applicable thereto shall terminate.

             (b) The portion of the Restricted Stock for which such restrictions terminate without action by the Committee is equal to the number of shares of Restricted Stock awarded hereunder multiplied by a fraction, the numerator of which is the number of years, including fractions of a year, in the period from the Grant Date to the Effective Date, and the denominator of which is the number of years, including fractions of a year, if any, in the period from the Grant Date to the Release Date. Fractions of a year shall be computed by the number of days in the period divided by 365. No fractional share resulting from such computation shall be issued and in lieu thereof, a cash payment shall be made equal to such fractional share (computed to two decimal places) multiplied by the Fair Market Value on the Effective Date.

             (c) As used herein, (i) "Retirement" means termination of employment with all Participating Companies on or after age 62 after completion of an aggregate of ten years of service with the Company and/or any Participating Company, except that if the Key Employee's employment is terminated for Cause (as hereinafter defined) or because of death or Total Disability, such termination shall not be "Retirement" for purposes hereof, and (ii) "Total Disability" means the complete and permanent inability of a Key Employee to perform all of his duties under the terms of his employment with any Participating Company, as determined by the Compensation Committee of the Company's Board of Directors or any successor to such Committee which administers the Plan, or if no such Committee has been appointed, by the Board of Directors of the Company (collectively, the "Committee") upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary.

             6. Termination of Employment for Cause. If the Key Employee's employment with any Participating Company is terminated for Cause (as defined below) prior to the Release Date, all Restricted Stock shall be forfeited to the Company on the date on which such termination of employment occurs. As used herein, "Cause" means, as determined by the Committee, the Key Employee's failure to perform his duties or intentional dishonest or illegal conduct in connection with his performance of services for any Participating Company.

             7. Termination of Employment Other Than for Cause, Death, Retirement or Total Disability. If the Key Employee's employment with the Company is terminated prior to the Release Date for any reason other than Cause, death, Retirement or Total Disability, all Restricted Stock shall be forfeited to the Company on the date of such termination unless the Committee determines, on such terms and conditions, if any, as the Committee may impose, that all or a portion of the Restricted Stock shall be released to the Key Employee and the restrictions of Paragraph 2 applicable thereto shall terminate. Absence of the Key Employee on leave approved by a duly elected officer of the Company, other than the Key Employee, shall not be considered a termination of employment during the period of such leave.

             8. Beneficiary. (a) The person whose name appears on the signature page hereof after the caption "Beneficiary" or any successor designated by the Key Employee in accordance herewith (the person who is the Key Employee's Beneficiary at the time of his death herein referred to as the "Beneficiary") shall be entitled to receive such portion, if any, of the Restricted Stock to be released to the Beneficiary under Paragraphs 3 and 5 as a result of the death of the Key Employee. The Key Employee may from time to time revoke or change his Beneficiary without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Key Employee's death, and in no event shall any designation be effective as of a date prior to such receipt.

             (b) If no such Beneficiary designation is in effect at the time of a Key Employee's death, or if no designated Beneficiary survives the Key Employee or if such designation conflicts with law, the Key Employee's estate shall be entitled to receive the portion, if any, of the Restricted Stock to be released from the restrictions of Paragraph 2 upon the death of the Key Employee. If the Committee is in doubt as to the right of any person to receive such Restricted Stock, the Company may retain such Stock, without liability for any interest thereon, until the Committee determines the person entitled thereto, or the Company may deliver such Restricted Stock to any court of appropriate jurisdiction and such delivery shall be a complete discharge of the liability of the Company therefor.

             9. Certificate Legend. In addition to any legends placed on certificates for Restricted Stock under Paragraph 4 hereof, each certificate for shares of Restricted Stock shall bear the following legend:

             "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, or by operation of law, is subject to certain restrictions set forth in the Giddings & Lewis, Inc. 1989 Restricted Stock Plan and a Restricted Stock Award Agreement between Giddings & Lewis, Inc. and the registered owner hereof. A copy of such Plan and such Agreement may be obtained from the Secretary of Giddings & Lewis, Inc."

   When the restrictions imposed by Paragraph 2 hereof terminate, the Key Employee shall be entitled to have the foregoing legend removed from the certificates representing such Stock.

             10. Voting Rights; Dividends and Other Distributions. (a) While the Restricted Stock is subject to restrictions under Paragraph 2 and prior to any forfeiture thereof, the Key Employee may exercise full voting rights for the Restricted Stock registered in his name and held in escrow hereunder.

             (b) While the Restricted Stock is subject to the restrictions under Paragraph 2 and prior to any forfeiture thereof, the Key Employee shall be entitled to receive all dividends and other distributions paid with respect to the Restricted Stock. If any such dividends or distributions are paid in Stock, such shares shall be subject to the same restrictions as the shares of Restricted Stock with respect to which they were paid, including the requirement that Restricted Stock be held in escrow pursuant to Paragraph 3 hereof.

             (c) Subject to the provisions of this Agreement, the Key Employee shall have, with respect to the Restricted Stock, all other rights of holders of Stock.

             11. Tax Withholding. (a) It shall be a condition of the obligation of the Company to issue or release from escrow Restricted Stock to the Key Employee or the Beneficiary, and the Key Employee agrees, that the Key Employee shall pay to the Company upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state, or local income or other taxes incurred by reason of the award of the Restricted Stock or as a result of the termination of the restrictions on such Stock hereunder.

             (b) If the Key Employee does not make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Restricted Stock awarded hereunder, the Key Employee may satisfy the Company's withholding tax requirements by electing to have the Company withhold that number of shares of Restricted Stock otherwise deliverable to the Key Employee from escrow hereunder or to deliver to the Company a number of shares of Stock, in each case, having a Fair Market Value on the Tax Date (as defined below) equal to the minimum amount required to be withheld as a result of the termination of the restrictions on such Restricted Stock. The election must be made in writing and, if the Key Employee is an Insider (as defined below), (i) delivered to the Company either six months or more prior to the Tax Date or during a ten day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales and earnings which occurs prior to the Tax Date and (ii) shall not be effective until at least six months after the Grant Date, provided, however, that the restriction in clause (ii) shall not apply in the event death or Total Disability of the Key Employee occurs prior to the expiration of such six month period. If the Key Employee is not an Insider, the election must be delivered to the Company prior to the Tax Date. If the Key Employee is an Insider, the full number of shares of Restricted Stock deliverable may be released to the Key Employee, and in such event the Key Employee shall be unconditionally obligated to tender back to the Company, as soon as practicable after the Tax Date, a number of shares of Stock having a Fair Market Value on the Tax Date equal to the minimum amount required to be withheld. If the number of shares so determined shall include a fractional share, the Key Employee shall deliver cash in lieu of such fractional share. All elections shall be made in a form approved by the Committee and shall be subject to disapproval, in whole or in part, by the Committee. As used herein, (i) "Tax Date" means the date on which the Key Employee must include in his gross income for federal income tax purposes the fair market value of the Restricted Stock over the purchase price therefor and (ii) "Insider" means an officer or director of the Company or a beneficial owner of more than 10% of the Stock.

             12. Adjustments in Event of Change in Stock. In the event of any reclassification, subdivision or combination of shares of Stock, merger or consolidation of the Company or sale by the Company of all or a portion of its assets, or other event which could, in the judgment of the Committee, distort the implementation of the Plan or the realization of its objectives, the Committee may make such adjustments in the shares of Restricted Stock subject to this Agreement, or in the terms, conditions or restrictions of this Agreement as the Committee deems equitable.

             13. Powers of Company Not Affected. The existence of the Restricted Stock shall not affect in any way the right or power of the Company or its stockholders to make or authorize any combination, subdivision or reclassification of the Stock or any reorganization, merger, consolidation, business combination, exchange of shares, or other change in the Company's capital structure or its business, or any issue of bonds, debentures or stock having rights or preferences equal, superior or affecting the Restricted Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Nothing in this Agreement shall confer upon the Key Employee any right to continue in the employment of any Participating Company or interfere with or limit in any way the right of any Participating Company to terminate the Key Employee's employment at any time.

             14. Interpretation by Committee. The Key Employee agrees that any dispute or disagreement which may arise in connection with this Agreement shall be resolved by the Committee, in its sole discretion, and that any interpretation by the Committee of the terms of this Agreement or the Plan and any determination made by the Committee under this Agreement or the Plan may be made in the sole discretion of the Committee and shall be final, binding, and conclusive. Any such determination need not be uniform and may be made differently among Key Employees awarded Restricted Stock.

             15. Miscellaneous. (a) This Agreement shall be governed and construed in accordance with the laws of the State of Wisconsin applicable to contracts made and to be performed therein between residents thereof.

             (b) This Agreement may not be amended or modified except by the written consent of the parties hereto.

             (c) The captions of this Agreement are inserted for convenience of reference only and shall not be taken into account in construing this Agreement.

             (d) Any notice, filing or delivery hereunder or with respect to Restricted Stock shall be given to the Key Employee at either his usual work location or his home address as indicated in the records of the Company, and shall be given to the Committee or the Company at 142 Doty

   Street, Fond du Lac, 54935, Attention: Secretary. All such notices shall be given by first class mail, postage pre-paid, or by personal delivery.

             (e) This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and shall be binding upon and inure to the benefit of the Key Employee, the Beneficiary and the personal representative(s) and heirs of the Key Employee, except that the Key Employee may not transfer any interest in any Restricted Stock prior to the release of the restrictions imposed by Paragraph 2.

             16. Change of Control. (a) Notwithstanding any other provision to the contrary contained in this Agreement, effective upon a Change in Control of the Company (as defined below), the restrictions imposed upon the Restricted Stock (except for any such shares which were previously forfeited to the Company) by Paragraph 2 of this Agreement shall immediately be deemed to have lapsed and the Release Date shall be deemed to have occurred as of the date of the Change in Control of the Company with respect to such Restricted Stock.

             (b) The following terms shall have the following meanings when used in this Paragraph 16:

                  (i) The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (ii) The terms "Affiliate" and "Associate" shall have the
             respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

                  (iii) A Person (as defined herein) shall be deemed to be the "Beneficial Owner" of any securities:

                       (A) which such Person or any of such Person's Affiliates or Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (x) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase, or (y) securities issuable upon exercise of Rights issued pursuant to the terms of the Company's Rights Agreement with Firstar Trust Company, dated as of August 23, 1995, as amended from time to time (the "Rights Agreement") (or any successor to such Rights Agreement), at any time before the issuance of such securities;

                       (B) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this subparagraph (B) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding: (x) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (y) is not also then reportable on a Schedule 13D under the Exchange Act (or any comparable or successor report); or

                       (C) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in subparagraph (B) above) or disposing of any voting securities of the Company.

                  (iv) A "Change in Control of the Company" shall mean a
             change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act. Without limiting the inclusiveness of the definition in the preceding sentence, a Change in Control of the Company shall be deemed to have occurred if:

                       (A) any Person (other than any employee benefit plan of the Company or any Participating Company, any entity holding securities of the Company for or pursuant to the terms of any such plan or any trustee, administrator or fiduciary of such plan) is or becomes the Beneficial Owner of securities of the Company representing at least 30% of the combined voting power of the Company's then outstanding securities;

                       (B) a Section 11(a)(ii) Event shall have occurred under the Rights Agreement (or a similar event shall have occurred under any successor to such Rights Agreement) at any time any Rights are issued and outstanding thereunder;

                       (C) one-third or more of the members of the Company's Board of Directors are not Continuing Directors (as hereafter defined);

                       (D) there shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or
                  (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

                       (E) the shareholders of the Company approve any bid or proposal for the liquidation or dissolution of the Company.

                  (v) The term "Continuing Director" shall mean any member of the Board of Directors of the Company who was a member of such Board on the Grant Date, and any successor of a Continuing Director who is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on such Board.

                  (vi) The term "Person" shall mean any individual, firm,
             partnership, corporation or other entity, including any successor (by merger or otherwise) of such entity, or a group of any of the foregoing acting in concert."

             IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer and its corporate seal hereunto affixed, and the Key Employee has hereunto affixed his hand and seal, all on the day and year set forth below.

                                 GIDDINGS & LEWIS, INC.

   (CORPORATE SEAL)              By:_________________________________________

                                 Title:

                                 _____________________________________ (Seal)

                                 Key Employee:

                                 No. of Shares of Restricted Stock:

                                 Purchase Price per Share:

                                 Payment of Purchase Price:

                                 Number of Days to Determine Fair Market
                                 Value:
                                 Not Applicable

                                 Date of Agreement:

                                 Grant Date:

                                 Release Date:

                                 Beneficiary:______________________________

                                 Address of Beneficiary:

                                 __________________________________________

                                 __________________________________________

                                 Beneficiary Tax Identification

                                 No. ______________________________________